UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2021

PrimeEnergy Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	84-0637348
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY RESOURCES CORPORATION

Section 1—Registrant’s Business and Operations

Item 1.01—Entry into a Material Definitive Agreement

On February 11, 2021, PrimeEnergy Resources Corporation and its subsidiaries, Prime Operating Company, Eastern Oil Well Services Company, and EOWS Midland Company (collectively the “Company”), as the debtors and BBVA USA (as lender, Administrative Agent and Issuing Bank), Citbank, N.A. and Fifth Third, National Association, as lenders (collectively, the “Lenders”) entered into the Sixth Amendment to the Third Amended and Restated Credit Agreement (the “Credit Agreement”). Pursuant to the terms and conditions of the Credit Agreement as amended, the Company has a revolving line of credit and letter of credit facility of up to $300 million subject to a borrowing base that is determined semi-annually by the lenders based upon the Company’s financial statements and the estimated value of the Company’s oil and gas properties, in accordance with the Lenders’ customary practices for oil and gas loans. The Company’s borrowing base is $40 million. The Company and the lenders may request an additional redetermination of the borrowing base once during each semi-annual period. Borrowings under the Credit Agreement will bear interest at a base rate plus an applicable margin ranging from 2.00% to 3.00% or at the Company’s option, at LIBOR plus an applicable margin ranging from 3.00% to 4.00%. The Credit Agreement will mature on February 11, 2023. Substantially all of the Company’s oil and gas properties are pledged as security for the Credit Agreement. Borrowings under the Credit Agreement will be used for general corporate purposes.

Section 2—Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

The following documents are filed as part of this Report:

10.22.5.10.6	SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of FEBRUARY 11, 2021, among PRIMEENERGY RESOURCES CORPORATION, as Borrower, THE GUARANTORS PARTY HERETO, THE LENDERS PARTY, HERETO, BBVA USA, as Administrative Agent and BBVA USA, as Sole Lead Arranger and Sole Book Runner (Filed herewith).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: February 16, 2021	PrimeEnergy Resources Corporation

	By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Executive Vice President